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                                                                    Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             18 U.S.C. SECTION 1350

        I, Mark A. Payne, Chief Executive Officer, President and Chief Financial Officer of Redline Performance Products, Inc. (the "Company"), hereby certify that:

                (1) the Company's annual report on Form 10-KSB for the fiscal period ended March 31, 2004, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 29, 2004                               /s/ Mark A. Payne
                                                 -------------------------------
                                                   Mark A. Payne
                                                   Chief Executive Officer,
                                                   President and
                                                   Chief Financial Officer


        The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-KSB or as separate disclosure documents. A signed original of this written statement has been provided to Redline Performance Products, Inc. and will be retained by Redline Performance Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.